January 2023 Investor Update January 6, 2023 NYSE: GTLS Exhibit 99.1

Forward-Looking Statements Certain statements made in this investor presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning Chart’s business plans, including statements regarding objectives, future orders, revenues, margins, earnings, performance or outlook, business or industry trends and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “indicators”, “outlook,” “guidance,” "continue," “target,” or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by Chart are made based on management's expectations and beliefs concerning future events impacting Chart and are subject to uncertainties and factors relating to Chart’s operations and business environment, all of which are difficult to predict and many of which are beyond Chart’s control, that could cause Chart’s actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause Chart’s actual results to differ materially from those described in the forward-looking statements include: the conditions to the completion of the acquisition of Howden (the “Acquisition”) may not be satisfied or the regulatory approvals required for the Acquisition may not be obtained on the terms expected, on the anticipated schedule, or at all; sufficient long-term financing may not be available on favorable terms, or at all; closing of the Acquisition may not occur or may be delayed; Chart may be unable to achieve the anticipated benefits of the Acquisition (including with respect to synergies); revenues following the Acquisition may be lower than expected; operating costs, customer losses, and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers and suppliers) resulting from the Acquisition may be greater than expected; slower than anticipated growth and market acceptance of new clean energy product offerings; inability to achieve expected pricing increases or continued supply chain challenges including volatility in raw materials and supply; risks relating to the outbreak and continued uncertainty associated with the coronavirus (COVID-19) and the conflict between Russia and Ukraine, including potential energy shortages in Europe and elsewhere and the other factors discussed in Item 1A (Risk Factors) in Chart’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully. Chart undertakes no obligation to update or revise any forward-looking statement. Use of Non-GAAP Financial Information This presentation contains non-GAAP financial information, including historical adjusted EBITDA and Free Cash Flow Conversion, as well as estimated future cost synergies, revenue synergies, free cash flow, adjusted EBITDA and adjusted EBITDA margins attributable to Chart as a result of the Acquisition. Please see the reconciliation table in the appendix for the adjusted EBITDA and Free Cash Flow Conversion reconciliations. Chart believes these forward-looking non-GAAP measures are of interest to investors and facilitate useful illustrations of Chart’s estimated future financial results if the Acquisition is completed, and this information is used by Chart in evaluating internal performance. With respect to Chart’s estimated future financial results if the Acquisition is completed, Chart is not able to provide a reconciliation of each non-GAAP financial measure presented because certain items may have not yet occurred or are out of Chart’s control and/or cannot be reasonably predicted , and therefore such reconciliations are not available without unreasonable efforts. Chart is a leading diversified global manufacturer of highly engineered equipment servicing multiple market applications in Energy and Industrial Gas. The majority of Chart's products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy-related. Chart has domestic operations located across the United States and an international presence in Asia, Australia, Europe and the Americas. For more information, visit: http://www.chartindustries.com Forward-Looking Statements

Chart’s Announced Acquisition of Howden

Secured long-term debt financing of ~$4B including updated RCF, towards lower end of 7-8.5% target range (completed December 2022) Raised $1.1B in equity through a combination of common stock and depositary shares representing mandatory convertible preferred stock Transaction Overview 11 93 165 0 0 0 89 89 89 51 163 220 249 166 63 157 195 53 191 191 191 0 71 133 Consideration Financing Pro Forma Balance Sheet Financial Benefit for Shareholders Chart to acquire Howden from affiliates of KPS Capital Partners for $4.4B 12.9x LTM Adjusted EBITDA(1) excluding synergies 8.5x LTM Adjusted EBITDA(1) including year one cost synergies(1) 7.4x LTM Adjusted EBITDA(1) including year three cost synergies(2) Estimated net leverage at closing of ~4.25x(3) Committed to reduce net leverage to high-2x by 2024E with an ongoing target of 2.0-2.5x Accretive to margins, Cash EPS and Free Cash Flow in the first full year Announced transaction on November 9, 2022, with an expected close in first half 2023 subject to regulatory approvals and customary closing conditions Timing Includes $175M in expected year one cost synergies. Includes $250M in expected annual cost synergies by year three. Net leverage includes synergies.

Attributes Continuing the Chart Playbook to Increase Access to Specialty and Nexus of Clean™ Markets Brings Chart immediate access to customers and commercial projects that otherwise could not readily be accessed without significant organic investment and time Strong 750+ person engineering team with track record of research and development and innovation Provides access to manufacture larger products such as cold boxes closer to customer project areas Access to gaseous hydrogen applications (production to end-use) and a broad water treatment installed base Doubles Chart’s engineering team Brings Chart immediate access to geographies that otherwise could not readily be accessed due to lack of product experience in the region, certification requirements, or government funding and relationships Howden has manufacturing presence in Africa, where numerous LNG, water projects are on the horizon Utilization of Howden’s South Korean and Chilean entities for further penetration in growing renewables markets Howden has strong partnerships in hydrogen and renewables in the EU, South/Central America, and Southeast Asia Adds equipment or process that builds out the “a la carte” or full solution menu for applicable markets Addition of critical products from Howden within each area of the Nexus of Clean™ - clean power, clean water, clean food and clean industrials - as well as expanding the addressable markets of each Access to new, ESG and sustainability-linked end markets such as nuclear, energy recovery, and electrification

Chart and Howden Have Dramatically Transformed in the Past Few Years…

	CHART 2019	CHART LTM 9/30/2022	Howden 2019	Howden LTM 9/30/2022[1]
End Market Majority	▪ Oil and gas ▪ Industrial gas	▪ LNG ▪ Industrial gas ▪ Specialty (H2, etc)	▪ Coal ▪ Oil and gas	▪ Energy transition ▪ Hydrogen ▪ CCUS, water, electrification
Technology Capabilities	▪ IPSMR® process technology	▪ IPSMR® process ▪ SES CCC™ CCUS ▪ Cryo Tech H2 process	▪ 9 Uptime Assets	▪ ~590 Uptime Assets[3] ▪ Numerous first-of-a-kind in energy transition and hydrogen
Financial Metrics[2]	10%+ organic revenue growth **15% Adjusted EBITDA margin**	25% revenue growth **+200bps of EBITDA margin vs. 2019**	Negative organic revenue growth **16% EBITDA margin**	~21% revenue growth **+275bps of EBITDA margin vs. 2019**
Same Products Needed in Clean Applications	**Example:** ▪ Brazed aluminum heat exchangers and air-cooled heat exchangers were used in oil and gas, traditionally. ▪ They are also a mission critical part of hydrogen liquefaction, helium liquefaction, CCUS, and water treatment, etc.		**Example:** ▪ Piston compressors were traditional solution for hydrocrackers (a traditional refining process). They are now deployed in green hydrogen production to compress H2 produced by electrolysis. ▪ Diaphragm compressors had traditional applications in the chemical industry and are now the best solution when high pressures are needed in a hydrogen refuelling station.	

(1) LTM figures for revenue 8/31/2022, include management adjustments for revenue and EBITDA.
(2) For Chart adjusted EBITDA, please refer to the reconciliation in the appendix.
(3) Includes connected assets as well as orders in backlog not yet connected

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…And Both Companies’ Bolt-On Acquisitions Bring More Specialty and Nexus of Clean™ Access Over the past three years, both Chart and Howden have completed strategic bolt-on acquisitions to expand their solution offerings into the Nexus of Clean™ (Chart) and purpose of enabling vital processes, which advance a more sustainable world (Howden) CHART: 2018 to 2022 – Deployed $1B of acquisition capital, offset by $450M of divestitures (oxygen concentrators and Cryobio) HOWDEN: 2020 to 2022 – Deployed ~$320M of acquisition capital These deals were each individually done to increase manufacturing capacity, access to CCUS, access to hydrogen liquefaction, specialty expanders, water technology, repair and service and interlinkages between them These deals were each individually done for additional service, repair capabilities, with CPI and Peter Brotherhood (two largest) to better serve the hydrogen market, waste to energy plants and energy efficiency applications

Chart's Public Transformation

Before 2018	Today
☒ Higher customer concentration / lower geographic diversity ☒ Heavy reliance on single large LNG projects ☒ Significant backlog with PetroChina that went away in 2016 ($150M) ☒ Few long-term contracts in place ☒ Limited actions taken for cost rationalization ☒ Limited to no aftermarket, service and repair ☒ Individual plants and locations operated autonomously	☑ Lower customer concentration / higher end-market and geographic diversity (added 402 new customers in 2021) ☑ Multiple long-term agreements, MOUs in place ☑ Aftermarket parts, service, repair and leasing revenue continues to increase (~$50M in leasing revenues in 2021) ☑ Big LNG is a "nice to have" whereas before it was a "necessity" ☑ High growth (10%+) gaining momentum in specialty markets ☑ One Chart approach to engineering, sales, back office, operations as well as centralized business services and agile, quick cost rationalization

Note: Figures as-reported during stated period

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2020 Chart Industries Investor Day | 8

Howden’s Private Transformation Before 2018 2020 Chart Industries Investor Day Today Disparate organizational structure Exposure to low margin businesses Heavy exposure to coal and upstream oil and gas end markets Limited actions taken for cost rationalization Limited digital linkage in aftermarket, service and repair Individual plants and locations operated autonomously Lack of integration of Colfax legacy acquisitions Limited working capital management leading to sub-optimized cash generation Clear organization structure with commercial go to market focus Footprint consolidated from 22 to 18 manufacturing locations Aftermarket parts, service, repair revenue over 44% of total for past 4 years All original equipment has digital Uptime capabilities and approximately 350 installed base operating with Uptime High growth (10%+) gaining momentum in specialty markets, limited exposure to coal new build and O&G One Howden approach to engineering, sales, back office, operations as well as centralized business services and agile, quick cost rationalization Fully integrated legacy Colfax / Howden acquisitions Meaningfully reduced working capital as a percent of sales

Benefits of the Chart and Howden Combination

Benefits of the Combination 11 93 165 0 0 0 89 89 89 51 163 220 249 166 63 157 195 53 191 191 191 0 71 133 More first-of-a-kind full solution opportunities in the Nexus of Clean™ Less cyclicality: expands aftermarket, service and repair, and creates balance between project-based and book and ship orders Expands geographic manufacturing footprint Reduces customer concentration More commercial access to regions with high growth potential (i.e. Africa, S. Korea, Chile) All mission critical equipment in-house for any molecule process technology, with virtually no overlapping products Doubles the engineering team for further innovation and early design work on full solution renewables projects Adds end markets where decarbonization is a theme (energy recovery, electrification, nuclear)

Combined Solutions Across the Nexus of Clean™ Alternate version Valves / Vaporizers Expanders Liquefiers Cold Boxes BAHX ACHX Bulk & Microbulk Fans Transports Hydrogen Helium LNG Biogas Nuclear Energy recovery Biofuel / synfuels Biomass Fans Compressors Blowers Heaters Steam Turbines SaaS Vaporizers Cryo-lease Bulk tanks Dissolution equipment Water& Wastewater Treatment Desalination Blowers SaaS Transports Microbulk tanks Dosers Vaporizers Carbon capture Beverage & Food Compressors SaaS Transports Liquefiers Cold Boxes Expanders Heat exchangers Storage tanks Vaporizers VIP/VJP CCUS Metals processing Chemicals / Petrochem Cement Mining Marine Refrigeration Gas By Rail Fans Compressors Blowers Steam Turbines Heaters VentSim Software SaaS TBU to reformat Howden additions Clean Water Clean Food, Beverage & Agriculture Clean Power Clean Industrials Clean End Market Solution Wholly-Owned Minority Ownership Chart Process Technologies Integrated Digital Offering Where Howden helps Chart’s presence and penetration

Howden Product Portfolio 11 93 165 0 0 0 89 89 89 51 163 220 249 166 63 157 195 53 191 191 191 0 71 133 VentSim™ Design Uptime Software & Digital Reciprocating Screw Diaphragm Centrifugal Compressors Gas-Gas Heater Air Preheater Rotary Heaters Blowers & Fans Rotary Blowers Turbo Blowers Centrifugal Fans Cooling Fans Steam Turbines Multi-Stage Single-Stage

Chart Product Portfolio 11 93 165 0 0 0 89 89 89 51 163 220 249 166 63 157 195 53 191 191 191 0 71 133

Expanding Exposure to Additional Markets 11 93 165 0 0 0 89 89 89 51 163 220 249 166 63 157 195 53 191 191 191 0 71 133 Industrial Gas Howden additions LNG Food & Beverage Biofuels Marine Systems Critical Care Metal Mining Energy & Chemical Hydrogen Space Cannabis Lasers Tunnel & Metro Biomass Over the Road CCUS Molecules by Rail Water Nuclear Energy Recovery Industrial Gas

Chart’s Customer Base of Industry Leaders GTLS: GAS TO LIQUID SYSTEMS® Chart’s top ten customers typically represent greater than 30% of annual sales In 2021, Chart sold to over 400 new customers globally

Howden’s Diverse Customer Base of Industry Leaders GTLS: GAS TO LIQUID SYSTEMS® 11 93 165 0 0 0 89 89 89 51 163 220 249 166 63 157 195 53 191 191 191 0 71 133 Howden has no customer with more than 4% concentration and top ten are typically less than 15% of revenue therefore reducing Chart’s customer concentration through the combination Howden has strong relationships with industry leaders in global markets looking to decarbonize including marine, IOCs, etc.

Combination Reduces Chart’s Cyclicality 11 93 165 0 0 0 89 89 89 51 163 220 249 166 63 157 195 53 191 191 191 0 71 133 Chart 2008 - 2018 Chart as of 9/30/22 Chart + Howden 1 >90% of sales related to traditional oil & gas and industrial gas 38% of sales related to traditional O&G and industrial gas 28% of sales related to traditional O&G and industrial gas 2 One Big LNG project in 10 years Multiple Big LNG and other mid/ small scale LNG Diversity with balance of book and ship and project backlog 3 Zero aftermarket, service & repair 14% aftermarket, service & repair 31% aftermarket, service & repair 4 Heavy US customer base 50-50% North America/ International ~50-50% North America/ International with broad geographic manufacturing & facilities 5 Limited long-term agreements (LTAs) and no service and repair agreements (LTSAs) Multiple LTAs in place and customers adding LTSAs in Europe and North America Increased customer base with LTAs and LTSAs in place and ability to immediately add monitoring capabilities to existing base

Increasing Exposure to High Growth, High Margin Specialty End Markets

Macro Tailwinds Increasing Globally (1/2) # End Market Recent Activity Date of News How Howden Helps Chart 1 Hydrogen Masdar and McKinsey & Company said in a November 2022 published report that Africa could capture as much as 10% of global demand for green hydrogen by 2050.  November 2022 Africa manufacturing presence Expanded access to hydrogen, especially at gaseous production locations 2 Hydrogen Biden-Harris Administration announced $750M to accelerate clean hydrogen technologies December 2022 Expanded access to hydrogen, especially at gaseous production locations Ability to have all mission critical equipment on Chart’s Hydrogen liquefaction solution 3 LNG U.S. will aim to export at least 9-10bcm of LNG over the next year via UK terminals, more than doubling the 2021 exported level December 2022 Howden manufacturing and local UK presence Howden’s relationships with key UK stakeholders

Macro Tailwinds Increasing Globally (2/2)

#	End Market	Recent Activity	Date of News	How Howden Helps Chart
4	Hydrogen	Canada introducing new tax credit of up to 40% for hydrogen production (2023-2030)	November 2022	• Chart can have a broader offering for partner HTEC in Canada
5	CCUS / Food & Beverage	U.S. Leadership in Climate Change via announcements at COP27 by Biden Administration specific to Africa and smart agriculture	November 2022	• Howden's Africa manufacturing location brings commercial and in-country opportunity • Chart's food and beverage
6	Renewables	India looking to integrate green power into its grid with ~$30 billion plan to build transmission lines connecting renewable projects to the national network	December 2022	• Howden's expanded India manufacturing • Howden's Gaseous H2 • Chart's US-India CEO forum
7	Food & Beverage and Renewables	From farm to fork, the food system generates about 31% of GHG emissions, and policymakers are paying attention	December 2022 from 2021 data	• Howden expands Charts' CCUS offering regardless of CCUS technology
8	Nuclear	U.S. Department of Energy Lawrence Livermore National Laboratory produced a fusion reaction that generated more energy than it consumed	December 2022	• Howden's nuclear connections pulls through Chart equipment
9	Water	Changing regulations addressing a broader range of contaminants such as PFAS	States moving forward/ EPA MCL still pending	• Howden's aeration and ChartWater's™ installed bases create pull through opportunity

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Complementary Exposure to Specialty Markets

Market	What is in this category	Approximate % of revenue			Mkt growth ahead	Growth Drivers
		Chart	Howden	Combined		
Aftermarket, repair, service	• **Field service** • **Remote monitoring** • **Spare parts**	14%	48%	31%	+10-20%	▪ Penetration of existing installed base ▪ Digital Uptime deployment ▪ Field service increasing with new builds and retrofits
Energy transition & renewables (new build)	• **Hydrogen** • **Biofuels & Synfuels** • **CCUS** • **Nuclear** • **LNG** • **Electrification** • **Water treatment** • **Infrastructure** • **Food & beverage**	48%	32%	41%	+20% to 30%+	▪ Carbon emission reduction targets ▪ Government national hydrogen strategies ▪ Public sector incentives and taxes
Industrials (new build)	• **Industrial gas** • **Cement** • **Marine** • **Metals**	27%	14%	19%	~4-6%	▪ These markets are moving to ESG with CCUS and other alternatives ▪ Marine IMO2020 ▪ Moving to green metals
Traditional Energy (new build)	• **Coal plants** • **Oilfield applications** • **Petrochemical**	12%	6%	9%	~4-5%	▪ Traditional oil and gas and coal are moving toward efficiencies in existing asset base both directions

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Howden and Chart are Leading Players in Hydrogen Combined ~160 years of hydrogen experience Howden has 100+ years of experience in hydrogen applications and their reciprocating compressors are market leading in efficiency and low maintenance cost Chart has over 57 years of hydrogen experience and is a global leader in the process design and manufacturing of hydrogen liquefaction and purification systems and other storage, transport and end-use equipment Leaders in the hydrogen industry with strong intellectual property differentiation Howden was the first to patent a diaphragm compressor for H2 compression (Burton Corblin ®) Chart is one of the only global companies to have hydrogen liquefaction process technology Both companies have released three new hydrogen products over the past three years Large hydrogen process and equipment installed bases Howden has 3,000+ units (3.4 million horsepower) installed compressors in hydrogen service Chart has over 800 liquid hydrogen storage tanks installed globally and leader in LH2 trailers in the market Hydrogen solutions and equipment in first-of-a-kind and unmatched complete-solution offerings Howden’s hydrogen offering is in the world’s largest e-methane plants, world’s largest hydrogen refueling station, and world’s largest renewable hydrogen plant in Europe Howden’s product portfolio is expansive in terms of flows and pressures covered Chart’s products portfolio ranges from liquefaction to storage, transport and end-use Chart’s hydrogen equipment is used in space exploration, mobile refueling, transport, onboard class 8, etc.

Chart Industries, Inc. 2022 Investor Day $B Chart TAM as of 10/28/2022 Howden TAM Estimate Combined TAM End-use of Products Near-term TAM(1) Near-term TAM(1) Near-term TAM(1) Hydrogen Biofuels & Synfuels Nuclear Energy recovery $4.50 $6.40 $11.00 CCUS Marine 1.00 1.10 2.10 Food & beverage Cannabis Lasers Space 1.20 0.25 1.20 Electrification Clean Infrastructure OTR vehicles Rail Water treatment 3.00 4.60 7.60 $9.70 $12.10 $21.90 Specialty Products Total Addressable Market Increase (1) Company’s estimates

Combined Hydrogen Offering Our TAM gets much larger with access to all the gas production, processing and handling applications around the world (e-fuels, ammonia, compressed H2, etc.) Howden’s compressor portfolio fits nicely with applications in the developing H2 transport markets (gas-based stations, high-pressure trailer filling) and large volume applications (liquefaction, gas production and processing) Howden’s  equipment offering will allow us early access to opportunities in developing markets and the compressed gas opportunities ahead of the liquid market development H2 production & processing HP H2 Distribution Transportation markets Howden’s infrastructure provides access to new markets where we have little local presence. Howden is well-positioned for the expected pipeline network development efforts and the associated required compression equipment for the boarder H2 pipeline value chain.

Howden’s Product Portfolio and Technical Capabilities Are Applicable Across the Hydrogen Value Chain Production Transportation Storage Utilization Waste Gasification Wind Solar Electrolysis Natural Gas Biomass Biomass Gasification Partial Oxidation Waste Hydrogen Gas Hydrogen Liquefaction Steam Methane Reforming Liquid Hydrogen Carrier Ship Pipelines (Natural gas and hydrogen) Tube Trailer Pipelines (Hydrogen) LOHC Methanol Ammonia (Gas or liquid) High Pressure Tanks Low / Medium Pressure Tanks Underground Salt Caverns Gaseous H2 Storage Liquid H2 Storage Industries: Existing, Decarbonized and New Transportation Power Generation and Grid Balancing Building and Industry Heat Diaphragm Compressor Reciprocating Compressor Hybrid Compressor Screw Compressor Key Compressor Products and Where Howden Plays

Combined Leadership Role in the Hydrogen Value Chain – Liquid Hydrogen

Liquid Hydrogen

Chart (Cooler By Design®)

Production

- BAHX and cold boxes
- ACHX
- Storage
- Turboexpanders
- Liquefaction process technology
- SES Cryogenic Carbon Capture technology
- Repair and service
- Ultra-pure water treatment

Storage and Transport

- Bulk liquid tanks
- LH2 transport trailers
- ISO Containers
- Loadout systems
- Vacuum insulated pipe
- Valve boxes
- Key components integrated in system, including flowmeters, connections, sensors

End Use

- Bulk and microbulk liquid tanks
- LH2 transport trailers
- Fueling stations
- Mobile fueling stations
- HLH2 onboard tanks
- Vaporization systems
- Vacuum insulated pipe
- Valve boxes

Howden

Production

- Screw compressors
- Reciprocating compressors
- Integrally geared compressors
- Fans
- Gas mixers
- Digital solutions
- Repair and service

Storage and Transport

- Diaphragms for boil-off recovery for LH2 storage (trailer filling and forklift installs)

End Use

- Digital monitoring

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Combined Leadership Role in the Hydrogen Value Chain – Gaseous Hydrogen

Gaseous Hydrogen	Production	Storage and Transport	End Use
CHART Cooler By Design®	▪ Turboexpanders ▪ SES Cryogenic Carbon Capture technology ▪ Air cooled heat exchangers	▪ Turboexpanders ▪ H2 transport trailers ▪ ACHX	▪ Vaporization systems ▪ Vacuum insulated pipe ▪ Valve boxes
Howden	▪ Axial and centrifugal fans in amine based CCUS ▪ Rotary adsorption machine in solid based CCUS (blue hydrogen) ▪ Piston compressors for electrolysis ▪ Diaphragm and piston compressors for waste to hydrogen ▪ Diaphragm compressors for hydrogen production from pyrolysis ▪ Gas mixers ▪ Digital solutions	▪ Diaphragm compressors for tube trailers ▪ Piston compressors for pipeline applications ▪ Diaphragm and piston compressors for underground storage ▪ Diaphragm and piston compressors for LOHC technology	▪ Diaphragm compressors for Mobility in Hydrogen Refuelling Stations ▪ Diaphragm and piston compressors for E-methanol process ▪ Diaphragm and piston compressors for green ammonia process and green steel ▪ Hydraulic pistons for Fuel Cells in power generation ▪ Piston compressors for biofuels ▪ Digital solutions

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Howden Brings New First-of-a-Kind and New Partnerships E-Methanol Biofuels (with Hydrogen) Green Steel Waste to Hydrogen Partnerships Howden equipment is used in Shell’s Red II Green project converting an existing refinery into biofuel; receive vegetable oil as feedstock for renewable diesel Howden and Raven SR partnership (Raven SR is a clean fuels company transforming waste into clean hydrogen and synthetic fuels) Howden First-of-a-Kind Examples Howden and NEL have a frame agreement for supply (NEL is a leading electrolyzer company) Howden and European Energy did a large e-methanol project designed to provide net zero fuels to Maersk Howden compressors are used in the first green steel application; green steel technologies blast furnace and coke with hydrogen produced from renewable sources First waste to hydrogen plant

Recent Howden Wins in the Nexus of Clean™

Emission Control

LLOG exploration

Contract for refurbishing a former offshore production facility to extract oil and gas from seabed floor, recover waste vapors and lower emission levels in the Gulf of Mexico (Salamanca FPS)

Hydrogen

inovyn An INEOS company

Contract with INOVYN (subsidiary of INEOS) for hydrogen production facility

INOVYN's Runcorn, UK site can power 1,000 buses or 2,000 trucks with low0carbon fuel

Water Treatment



Two separate contracts signed with the energy self-sufficient Tuas Water Reclamation Plan (WRP) Project

Singapore's first integrated water and solid waste treatment facility

Renewable Energy


Redstone Solar Thermal Power Project

Contract with Redstone Concentrated Solar Project in Postmasburg, South Africa

Largest renewable energy project in South Africa

Nuclear



Contract with Precision Fabricating & Cleaning for the ITER fusion project to build the world's largest tokamak, a magnetic fusion device designed to prove the feasibility of fusion as a large-scale and carbon-free source of energy.

Howden Offering Being Used in the Respective Application

Emission Control	Hydrogen	Water Treatment	Renewable Energy	Nuclear
Vapor compression solution to collect the vapors that otherwise would be released into the environment	Low-pressure piston compressor and high-pressure diaphragm compressors	24 KA blower packages to treat domestic used water	16 sets of cooling fan packages to condensate exhaust vapor from steam turbines	Diaphragm compressor package

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Stronger Together in Water Treatment and Wastewater Blowers and Compressors provide aeration for biological wastewater processes LOX and SDOX-CS are used in municipal collection systems to eliminate H2S odor and corrosion ExVel Turbo Fans are used for vapor compression for Zero Liquid Discharge (ZLD). ZLD is made possible and/or more economical when using our high recovery reverse osmosis technology, flow reversal reverse osmosis (FR-RO) WATER REUSE

Complementary Equipment for Carbon Capture and Storage

Example Case Study: Breweries


7
5
Effluent Treatment Plant
Bottling Plant/Packaging Storage
3
Brewery Process
6
Tank Farm
Spent Grain Storage
Water Treatment Plant
Co2 Recovery Plant
Control Room
Raw Material Unloading & Storage
Fermentation Tank
2
Boiler Room
Compressor Room
4
Storage Silos
1

Figure 1.0: Illustrative: CCUS & Water Value Chain

Source: aerial view brewery model - Bing images

1. **CO2 Capture**
   - Chart Earthly Labs CO2 capture equipment
   - Howden booster blowers in low pressure environments
   - Howden air compressors to actuate valves in capture process
2. **CO2 Separation & Processing**
   - Chart Earthly Labs CO2 separation and processing
   - Howden compressors to handle CO2 – winery, distillery, biogas
   - Howden gas heaters that dry CO2 gas removing water and other impurities
   - Howden screw compressors drive CO2 distillation refrigeration process for large scale
3. **CO2 Storage**
   - Chart CO2 high-pressure tanks for bulk storage
   - Chart small scale CO2 tanks for beverage, cannabis, wine and distribution markets
4. **CO2 Transport**
   - Chart CO2 trucks like Orca Mite
   - Howden screw, reciprocating or centrifugal compressors that boost pressure for transport
5. **CO2 Usage**
   - Howden compressors for CO2 pump to larger tanks from recovered CO2 small tanks
   - Howden compressors for high to low pressure at satellite breweries to use recovered CO2
   - Howden compressors for CO2 used to purify water in brewery
6. **CO2 Measuring, Monitoring & Verification**
   - Howden digital merge with Chart / Earthly Labs CO2 capture dashboard
   - Verification of capture to support business decisions
7. **Wastewater**
   - Howden compressors and blowers to pump water CO2 for purification

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Details of Expected Cost and Commercial Synergies

Expected Annual Cost Synergies Sourcing (~35%) Benefit from volume leverage Chart able to utilize Howden machines where currently using competition Chart and Howden to insource third party, sub-contracted processes Indirect Spend (~20%) Rationalization (~45%) Facility and resource consolidation to right size business under single owner Synergy plan jointly developed by Chart and Howden with significant buy-in will drive successful execution Consolidate redundant services (insurance, etc.) ($M) Cost Synergies ~40%: Outside Sourcing for Product Build and Insourcing Volume leverage at 2x size Insource Howden compressors on select projects Insource select third party manufacturing processes ~40%: Optimization and Resource Rationalization Leverage India engineering Back-office rationalization Indirect spend consolidation Agent overlap, insurance, licenses rationalization ~20%: Facilities Consolidate overlapping shops including in Houston, TX and Allentown, PA Consolidate two shared services buildings Leverage Howden Mexico and Chart Hudson Mexico Sell underutilized, highly desired property Year 1 estimated costs to achieve are approximately $16M

11 93 165 0 0 0 89 89 89 51 163 220 249 166 63 157 195 53 191 191 191 0 71 133 Chart Howden ~40% Americas ~25% Asia-Pacific ~35% EMEA A Global Footprint to Serve Customers Locally Howden Johannesburg, South Africa Local content & reduced cost from shipping adds to probabilities of winning on increasing number of ssLNG and FLNG projects Manufacturing of heat exchangers Howden Seoul, S. Korea office and entity Leverage LH2 and H2 in-country presence Howden Chennai, India Fabricate cold boxes Jumbo cryo tanks for the EMEA and India markets Howden Santiago, Chile location and entity Chile is very active in CCUS, wind and hydrogen production projects Note: Percentages represent estimated % of revenue on a combined company basis.

Expected Commercial Synergies (Revenue) Sourcing (~35%) Benefit from volume leverage Chart able to utilize Howden machines where currently using competition Chart and Howden to insource third party, sub-contracted processes Indirect Spend (~20%) Rationalization (~45%) Facility and resource consolidation to right size business under single owner Consolidate redundant services (insurance, etc.) Commercial Synergies Commercial synergies driven by the combined business’ complementary end markets and new geographies Existing Manufacturing Location Utilization to Gain Access to Customer Projects Fabricate cold boxes in Southeast Asia (2 locations); valuable for FLNG and non-US opportunities Access to the marine market and customers Bunkering for large jumbo bulk tanks Onboard vessel equipment Localized fabrication and engineering in India adds immediate opportunity for water treatment More content to provide to Chart cement customers and vice versa for CO2 Clean mine customer access can pull through Chart’s LH2 offering and HLNG onboard vehicle tank offering LH2 loading and storage systems HLNG and HLH2 for mine haul trucks Expected margins in line with broader combined company ($M)

Howden Drives Aftermarket Opportunity Across the Combined Business Confirm placement Significant Go-Forward Aftermarket Opportunity Strengthen visibility and increase coverage of existing Howden installed base P Accelerate customer attachment via Howden Uptime adoption, long-term service and framework agreements P Increase coverage of non-Howden assets through targeted campaigns and differentiated offerings P ~40% of Installed Base Entitlement Achieved Currently Aftermarket Agreements Covering >2K Assets ~200 Assets Connected to Uptime ~6,000 New Build Additions to Installed Base per Year Howden's Aftermarket Business ~210K Units Installed Base 169 Countries with Installed Assets Additional Entitlement Opportunities with Remaining 60% of Installed Base Spare Parts Retrofits & Performance Upgrades Service & Maintenance Howden Uptime Remote Assistance & Augmented Realty Global Installed Base Complete Aftermarket Capabilities Best-in-class Digital Offerings

Howden’s Digital Offering Overview Uptime Ventsim™ Design Simulates the ventilation environment Accurately model, design, evaluation, and optimize underground mine ventilation systems Sold as a license Ventsim technology is used globally in over 80% of large operating mines along with majority of ventilation consultants and mining universities Licensed to over 2,000 sites around the world Over 70 types of data incl. airflow, pressure, heat, gases, Radon, fire, financial, and DPM Digital platform for gathering, interpreting and analyzing data from Howden and other OEMs rotating equipment Anomaly detection and view of asset health AI powered machine learnings & analytics Digital twin Securely manage assets in the cloud Predictive maintenance Direct link to Howden experts Asset documentation AR HoloLens capability

Howden’s Uptime Technology in Action Situation Howden’s Uptime Solution Identifies wear or developing failures Advises on efficiency improvements and maintenance actions Supported by a Digital Twin Models root cause scenarios Visualization tools to plot vibration patterns and identify changes Customer has several reciprocating compressors installed at plant Wet process gas can lead to catastrophic failure by increasing the pressure up to five times its normal value. As a result, the rod load increases, leading to parts failure/ destruction, and increased power consumption Result: After installing Howden Uptime, the technology detected and increase in vibration on the compressor at both the crank end and head end. Audio playback confirmed the typical squeaking noise that is heard when wet gas is passing through a valve. It was concluded that a technician should review the gas condition and separator functioning, as well as cylinder lubrication

Howden’s Ventsim™ Case Study Situation Howden’s Ventsim™ Solution Customer was trying to maximize safety while minimize carbon emissions and energy usage One of the largest operational costs for an underground mine is the ventilation system. In the case of this mine, there was a total of approximately 18,000 HP of fans installed, 50% being underground auxiliary fans and 50% main surface fans Unique control strategy specific to customer’s requirement Analyze mine ventilation with a graphically-rich 3D simulation show airflow, velocity, pressure, and more, including costs. The speed of the main fans were governed by a “speed optimizer” while auxiliary fans were equipped with on/off starter. Different level of controls were used for scheduling and ventilation on demand (VOD) that tracked data collected by vehicles and personal tags Result: The project resulted is C$ savings of $2.9mn a year between the main and auxiliary fans. Further, the mine has more flexibility to draw more air when required improving response time to any adverse conditions

Chart Standalone Repair, Service & Leasing Growth to ~14% of Revenue from ~0% in 2017

Categories:	2018-2019	2020	2021 & 2022 YTD
Geographic Footprint	• Acquired Skaff (New Hampshire) • Acquired VCT Vogel (Germany)	• Added field service technicians across the United States	• Opened Richburg, SC Greenfield repair & service facility • Acquired CSC for Nordic Region cryo repair capabilities
RSL LTAs with key customers		• Addition of major industrial gas customers repair and service to LTAs (80!)	• New customers on agreements including preventive maintenance in EU
European RSL Capabilities		• Offered leasing option for the first time in EU	• Expanded on-site service & maintenance into 5 more countries (Italy, France, Czech Republic, Slovakia, Belgium)
Remote Monitoring		• Introduced virtual engineers for station/cryogenic equipment monitoring	• Expanded IOT capabilities with investment in Earthly Labs
Portfolio additions with higher % aftermarket		• Acquired BlueInGreen with Treatment as a Service (TaaS) offering	• Acquired L.A. Turbine adding repair capabilities for expanders
Expanded Leasing Fleet		• Invested ~$5M into standard mobile and micro-bulk lease fleet	• Investing another ~$5M into leasing fleet per customers requests

© 2021 Chart Industries, Inc. Confidential and Proprietary
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Combined Business Aftermarket, Service and Repair of 31% of Revenue © 2021 Chart Industries, Inc. Confidential and Proprietary Geographic Footprint European RSL Capabilities RSL LTAs with key customers Portfolio additions with higher % aftermarket Expanded Leasing Fleet Remote Monitoring Categories: Access to service and repair Chart’s installed base globally (Tanks, heat exchangers) Faster turn field service technicians onto projects in M. East, Africa and Southeast Asia Bring Howden’s equipment onto LTAs with Chart LTA customers Opportunity to expand Howden’s LTSA program to Chart’s customers Leverage Howden’s EU footprint and service shops to further expand Chart’s existing customer LTA and MSA for repair and service and remote monitoring Include digital Uptime offering on all OEM products Retrofit Uptime where customers are interested both Chart and Howden installed base Optimize small-scale IOT monitoring via Earthly Labs and Ventsim and apply to other applications in portfolio Combined Chart and Howden aftermarket, service and repair of 31% revenue and 42%+ gross margin as a percent of sales Targeted, strategic additions of Howden standard product into Chart’s leasing portfolio

Financial Information

$1.6B $1.4B $1.8B $1.5B $1.4B $1.6B 46% 43% 46% 16%(2) 16%(3) 16%(3) 85% 88% 89% $1.3B $1.2B $1.7B $1.2B $1.2B $1.3B 15% 13% 14% 15% 18% 17% 80% 82% 76% 2019 – 2021 Historical Financial Summary Adjusted EBITDA Margin(1) Orders Revenue FCF Conversion(5) % Aftermarket 2019 2020 2021 2019 2020 2021 Note: Chart annual guidance does not include adjusted EBITDA. For Chart adjusted EBITDA, please refer to the reconciliation in the appendix. 2019 EBITDA represents Howden credit agreement adjusted EBITDA; there is not a QoE this year. Reflects QofE adjusted EBITDA margin. Reflects unadjusted forecast EBITDA margin Free Cash Flow Conversion defined as (EBITDA – Capex) / EBITDA. Please refer to the reconciliation in the appendix.

EBITDA 2023 to 2024 Walk (1) Margin expansion and SG&A include projected $55M incremental net cost synergy benefits vs. FY23E adjusted EBITDA.

Transaction Financing Overview

Completed December 2022

Capital Structure	$mn
Term Loan B & Amended RCF	2,015
Snr. Secured Notes @ 7.5%	1,460
Snr. Unsecured Notes @ 9.5%	510
Total (ex. Converts)	3,985
Convertible Notes due 2024	258
Estimated Net Debt at Close	~$4.2B
Common Equity Raise	700
Series B Mando Conv Pref Stk	402.5
Total Equity	~$1.1B

* Does not include est. $200mn cash generation through close

Drivers of EBITDA Through 2024
> 15% Combined Chart and Howden Revenue Growth
GTLS: Big LNG and Specialty market growth
Howden: 10%+ revenue growth with aftermarket in line
Combined: Strong backlogs; hydrogen growth > 20%; commercial synergies
EBITDA Growth Drivers
GTLS: Strong leverage on backlog; mix positive from Specialty
Howden: Strong SG&A leverage; mix positive from Specialty
Combined: Incremental cost synergy capture

Pro Forma Net Leverage

	At Close	2024E
Estimated Net Debt	~$4.2B	~$3.3-3.5B
Estimated LTM EBITDA(1)	~$1.0B	~$1.3B
Implied Net Debt / EBITDA	4.25x	High 2x
Ongoing Net Debt / EBITDA Target	2.0 – 2.5x	

(1) Estimated LTM EBITDA includes applicable cost synergies.

Additional De-Leveraging Opportunities not included:

- Immediately actionable, select divestitures (two that do not impact synergies), which could yield ~$500 – $600M of cash

GTLS: GAS TO LIQUID SYSTEMS®

46

Illustrative Pro Forma Adjusted Annualized FCF Bridge

Levered Adj. FCF Bridge	$mn	Comment
Est. pro forma EBITDA 12 months (1)	~$1B	Annualized first year ownership
Less:		
Interest expense 12M post Dec 2022 actions	~290	Lower end of 7-8.5% forecast
Cash tax, working capital, capex	~255	19% tax rate with opportunity to lower; Capex 2% of sales
Levered pro forma adj. FCF (2)	~$455	
Less:		
Cost to achieve synergies	~16	Year 1 cost to achieve
Levered pro forma adj. FCF	~$440	

- Until Chart has achieved its net leverage ratio target range of 2.0 to 2.5:
  - No material acquisitions (beyond Howden) will occur
  - No share repurchases will occur
  - Cash generated will be used for operations and debt paydown

(1) Estimated LTM EBITDA includes applicable cost synergies
(2) Does not include cash cost to achieve synergies of $16mn in first 12 months.

GTLS: GAS TO LIQUID SYSTEMS®

47

Together, a Stronger ESG Leader 11 93 165 0 0 0 89 89 89 51 163 220 249 166 63 157 195 53 191 191 191 0 71 133 “Chart’s vision is to be the global leader in the design, engineering and manufacturing of highly engineered technologies and equipment for the Nexus of Clean™ - clean power, clean water, clean food and clean industrials, regardless of molecule.” Jillian Evanko, President and CEO Chart Howden’s commitment to ESG includes intention to be carbon Net Zero by 2035 Expanded equipment portfolio to serve Nexus of Clean™ end markets Clean Power Clean Water Clean Food, Beverage & Agriculture Clean Industries Reaffirm Chart’s previously stated commitment to reduce carbon intensity by 30% compared to 2020 baseline by 2030 for the pro forma company (~2x in size) “Chart’s Nexus of Clean™ approach focuses on the drive for clean power, clean water, clean food and clean industrials which is clearly aligned to our purpose of enabling vital processes which advance a more sustainable world.” Ross Shuster, CEO, Howden

Topic of Interest

Chart’s Industry Input Costs

Appendix

Chart Industries Adjusted EBITDA and Free Cash Flow Conversion Reconciliation “EBITDA” and “Adjusted EBITDA” are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes that EBITDA and Adjusted EBITDA facilitate useful period-to-period comparisons of our financial results, and this information is used by us in evaluating our internal performance. Adjusted EBITDA less capex as a percent of Adjusted EBITDA $ millions, except per share amounts Consolidated FY 2019 FY 2020 FY 2021 Net sales 1,215.5 1,177.1 1,317.7         Net income from continuing operations $31.4 $70.3 $60.9 Income tax expense, net 2.8 15.0 13.5 Interest expense, net 17.7 17.7 10.7 Depreciation and amortization 77.7 85.2 80.6 EBITDA (1) $129.6 $188.2 $165.7 Non-recurring costs 45.4 19.6 46.3 Share-based compensation 9.0 8.6 11.2 Adjusted EBITDA (1) $184.0 $216.4 $223.2 Adjusted EBITDA Margin 15.1% 18.4% 16.9% Capital Expenditures (36.2) (37.9) (52.7) Adjusted EBITDA less capex $147.8 $178.5 $170.5 Free Cash Flow Conversion % (2) 80.3% 82.5% 76.4%